                                                                    EXHIBIT 10.2


                                   CALMAT CO.

                             MASTER TRUST AGREEMENT

                            (EFFECTIVE JULY 1, 1996)

              (WACHOVIA BANK OF NORTH CAROLINA, N.A., "TRUSTEE")

                               TABLE OF CONTENTS

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                                                                                                                                PAGE


RECITALS.....................................................................................................................   1

AGREEMENT....................................................................................................................   1

ARTICLE 1. -   DEFINITIONS...................................................................................................   1
        1.1  GENERAL.........................................................................................................   1
        1.2  OTHER DEFINITIONS...............................................................................................   3

ARTICLE 2. -   ESTABLISHMENT OF TRUST........................................................................................   4
        2.1  TRUST ESTABLISHED...............................................................................................   4
        2.2  COMMINGLED FUND.................................................................................................   4
        2.3  ALLOCATIONS AND SEGREGATED FUNDS................................................................................   4
        2.4  DISQUALIFIED PLANS..............................................................................................   5

ARTICLE 3. -   PORTFOLIOS AND INVESTMENT ADVISORS............................................................................   5
        3.1  PORTFOLIOS......................................................................................................   5
        3.2  INVESTMENT ADVISOR..............................................................................................   5
        3.3  COMMON, COLLECTIVE OR COMMINGLED FUNDS..........................................................................   5
        3.4  COMPANY STOCK FUNDS.............................................................................................   6
        3.5  REMOVAL OR RESIGNATION..........................................................................................   6
        3.6  ASSUMED INVESTMENT RESPONSIBILITY...............................................................................   6
        3.7  INVESTMENT POWERS...............................................................................................   6
        3.8  ALLOCATION OF GAINS OR LOSSES...................................................................................   7
        3.9  PARTICIPANT DIRECTED INVESTMENTS................................................................................   7

ARTICLE 4. -   POWERS AND DUTIES OF THE TRUSTEE..............................................................................   7
        4.1  GENERAL POWERS..................................................................................................   7
        4.2  SPECIFIC DUTIES.................................................................................................   7
        4.3  OTHER POWERS OF THE TRUSTEE.....................................................................................   8
        4.4  EMERGENCIES AND DELEGATES.......................................................................................  10
        4.5  TRUSTEE ACTIONS DURING TENDER OFFER.............................................................................  10
        4.6  TRUSTEE POWERS WITH RESPECT TO TENDER OFFER.....................................................................  13
        4.7  GROUP ANNUITIES.................................................................................................  13
        4.8  GENERAL DUTIES..................................................................................................  14
        4.9  GLOBAL CUSTODY..................................................................................................  14
        4.10 DISTRIBUTIONS...................................................................................................  15
        4.11 CASH RESERVES...................................................................................................  15

ARTICLE 5. -   CERTAIN DUTIES OF THE INVESTMENT COMMITTEE....................................................................  15
        5.1  GENERAL.........................................................................................................  15
        5.2  FIDUCIARY STANDARDS.............................................................................................  16

ARTICLE 6. -   TRUSTEE ACCOUNTING............................................................................................  16
        6.1  GENERAL TRUSTEE RESPONSIBILITIES................................................................................  16
        6.2  PERIODIC REPORT.................................................................................................  16
        6.3  APPROVAL OF ACCOUNTING..........................................................................................  17
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                                       i
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ARTICLE 7. -   TRUSTEE SUCCESSION....................................................................................   17
        7.1  RESIGNATION AND REMOVAL.................................................................................   17
        7.2  SUCCESSOR TRUSTEE.......................................................................................   17

ARTICLE 8. -   MISCELLANEOUS.........................................................................................   18
        8.1  WRITTEN DIRECTIONS......................................................................................   18
        8.2  ADVICE OF LEGAL COUNSEL.................................................................................   19
        8.3  SCOPE OF TRUSTEE RESPONSIBILITIES.......................................................................   19
        8.4  PARTIES TO JUDICIAL ACTIONS.............................................................................   19
        8.5  TRUSTEE FEES AND EXPENSES...............................................................................   19
        8.6  ALLOCATION OF FIDUCIARY RESPONSIBILITY..................................................................   20
        8.7  EXCLUSIVE PURPOSE RULE..................................................................................   20
        8.8  PARTIES' RELIANCE.......................................................................................   20
        8.9  NON-ALIENATION..........................................................................................   21

ARTICLE 9. -   ADOPTION OF AGREEMENT BY PLANS........................................................................   21

ARTICLE 10. -  AMENDMENT, TERMINATION AND INTERPRETATION.............................................................   21
        10.1 AMENDMENT...............................................................................................   21
        10.2 TERMINATION OF AGREEMENT AND TRUST......................................................................   22
        10.3 GOVERNING LAW...........................................................................................   22
        10.4 GENERAL INTERPRETATION..................................................................................   22

SCHEDULE A...........................................................................................................   24
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                                      ii

                                  CALMAT CO.

                            MASTER TRUST AGREEMENT



     THIS MASTER TRUST AGREEMENT is made and entered into as of the _____ day of June, 1996, by and between CALMAT CO. (the "Company"), and WACHOVIA BANK OF NORTH CAROLINA, N.A. ("Wachovia" or the "Trustee").


                                   RECITALS:
                                   --------

     1. The Company and certain of its subsidiaries and other affiliates have adopted and maintain, for the exclusive benefit of certain of their employees, plans that are intended to qualify under (S)401(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The Company desires to create a master trust (the "Master Trust") to serve as the funding medium for certain of the aforementioned plans and to appoint Wachovia as Trustee therefor. The Company intends that the Master Trust qualify as a tax-exempt trust under (S)501(a) of the Code.

     2. This Master Trust Agreement is intended to effect the creation of the Master Trust and to comply in all respects with the Employee Retirement Income Security Act of 1974, as amended.

     3. As of the date of the transfer of all assets which are attributable to a plan subject to this Master Trust Agreement, this Master Trust Agreement shall supersede the Trust Agreement previously established for such plan (the "Prior Trust Agreements") and the Prior Trust Agreements shall have no further force or effect.


                                   AGREEMENT
                                   ---------

     The Company and the Trustee do mutually covenant and agree as follows:


                                  ARTICLE 1.
                                  ---------

                                  DEFINITIONS
                                  -----------

1.1  GENERAL.
     -------
     As a general rule, when a word or phrase is used in this Master Trust Agreement with the initial letter capitalized, the word or phrase shall be given the meaning ascribed to it in the Recitals or in this Section 1.1.

      (a) "ADMINISTRATOR" - means the Company, the committee, or the individual
           -------------
or individuals which has the responsibility for administering each Plan. The Administrator shall be deemed for purposes of ERISA to be the Plan Administrator and the named fiduciary for Plan administration.

      (b) "AFFILIATE" - means a subsidiary or affiliate of the Company.
           ---------

      (c) "BOARD OF DIRECTORS" - means the Board of Directors of the Company.
           ------------------

      (d) "COMPANY STOCK" - means stock issued by the Company or any Affiliate
           -------------
that is a "qualifying employer security" within the meaning of (S) 407(d) (5) of ERISA.

      (e) "COMPANY STOCK FUND" - means a Portfolio consisting, primarily, of
           ------------------
Company Stock.

      (f) "COVERED INDIVIDUAL"  - means a participant, retired participant,
           ------------------
vested former employee, surviving spouse, alternate payee, beneficiary or contingent annuitant under the terms of the Plans.

      (g) "EFFECTIVE DATE" - means July 1, 1996, the date this Master Trust
           --------------
Agreement generally shall be effective . The effective date of the adoption of the Master Trust Agreement by the Company or an Affiliate with respect to a particular Plan shall be the date set forth with respect to the Plan on Schedule A hereto.

      (h) "ERISA" - means the Employee Retirement Income Security Act of 1974,
           -----
as amended from time to time, and the regulations issued thereunder.

      (i) "EMPLOYER" - means the Company and each Affiliate that sponsors one or
           --------
more of the Plans.

     (j)  "INVESTMENT ADVISOR" - MEANS AN INVESTMENT MANAGER, AN
           ------------------
Investment Trustee or, in those cases where the Investment Committee has assumed investment responsibility for a Portfolio, the Investment Committee.

      (k) "INVESTMENT COMMITTEE"  -  means the committee, as constituted from
           --------------------
time to time, which has the responsibility (i) for allocating the assets of the Trust Fund among the Portfolios, (ii) for monitoring the diversification of any investments of the Trust Fund, (iii) for assuring that no Plan violates any provisions of ERISA limiting the acquisition or holding of securities or other property of the Company and its Affiliates, (iv) for directing the investment of a Portfolio, and (v) for the appointment and removal of Investment Advisors. The Investment Committee shall consist of one or more members who shall be appointed by the procedure determined by the Board of Directors. Unless and until the Board of Directors adopts a resolution providing otherwise, the Investment Committee shall be the Finance Committee of the Board of Directors. The Investment Committee shall be deemed, for purposes of ERISA, to be the named fiduciary for Plan investments.

      (l) "INVESTMENT MANAGER" - means, in accordance with (S)3(38) of ERISA, an
           ------------------
investment manager registered as an investment advisor under the Investment Advisors Act of 1940, a bank as defined in that Act or an insurance company qualified to manage, acquire or dispose of any asset of the Trust fund, which is appointed by the Investment Committee to manage a Portfolio. The Trustee shall have no responsibility to determine whether a person or entity acting as an Investment Advisor meets or continues to meet this definition.

      (m) "INVESTMENT TRUSTEE" - means the Trustee appointed by the Investment
           ------------------
Committee to manage a Portfolio. The Investment Trustee must consent in writing to its appointment.

      (n) "PLAN"  -  means each qualified plan satisfying the requirements of
           ----
(S)401(a) of the Code which has been adopted and is maintained by the Company or by an Affiliated and for which this Master Trust Agreement has been adopted as the funding medium in accordance with Section 9. Each such Plan shall be identified on Schedule A hereto which may be amended from time to time.

      (o) "PLAN ACCOUNT" - means the bookkeeping account maintained by the
           ------------
Trustee to record a Plan's interest in the Trust Fund. The Plan Accounts are bookkeeping accounts only.

      (p) "PORTFOLIO" - means one or more sub-accounts within the Master Trust,
           ---------
each comprised of a portion of the assets of the Trust Fund. The number, description and allocation of Portfolios shall be determined by the Investment Committee as provided in Section 3 of this Master Trust Agreement.

      (q) "TRUST FUND" - means the assets of the trust under this Master Trust
           ----------
Agreement.

1.2  OTHER DEFINITIONS.
     -----------------

     Other definitions of terms of limited application are set within the Sections to which such specialized definitions relate.

                                  ARTICLE 2.
                                  ----------

                             ESTABLISHMENT OF TRUST
                             ----------------------

2.1  TRUST ESTABLISHED.
     -----------------

     As of the Effective Date, the Company establishes with the Trustee, as a funding medium for the Plans, a trust consisting of such sums of money or property as from time to time shall be paid or transferred to the Trustee with respect to the Plans, and such earnings, profits, increments, additions and appreciation thereto and thereon as may accrue from time to time to be dealt with in accordance with the terms of this Master Trust Agreement.

     Each Employer intends that this Trust shall constitute a part of its Plan or Plans which will meet the requirements of ERISA and qualify under Code
(S)401(a), and thereby obtain tax exempt status under Code (S)501(a).

     The Trustee shall have no duty to collect or enforce payment to it of any contributions, or to require any contributions to be made, and shall have no duty to compute any amount to be paid to it nor to determine whether amounts paid comply with the terms of a Plan. The Trustee shall hold the Trust Fund without distinction between principal and income.

2.2  COMMINGLED FUND.
     ---------------

     The Trust Fund is made up of the assets of the Plans, which are being commingled for investment purposes. Although the assets of the Plans are being commingled for investment purposes, each Plan shall continue to be separate plan for all purposes, including (S) 414(1) of the Code. Each separate Plan shall be deemed to have an undivided interest in the Trust Fund except any such assets required to be segregated by the provisions herein or by the provisions of the Plan. The interest of a Plan in the Trust Fund shall be used solely for the benefit of the Covered Individuals of that Plan and to pay the expenses of that Plan. The portion of the Trust Fund attributable to one Plan may not be used for the benefit of any other Plan.

2.3  ALLOCATIONS AND SEGREGATED FUNDS.
     --------------------------------

     The Trustee is directed to maintain a Plan Account for each Plan to record the Plan's interest in the Trust Fund. If in the future the Trustee receives written notice from the Investment Committee to segregate the assets attributable to a Plan, the Trustee shall do so as soon thereafter as practicable. Thereafter, the Trustee shall administer each such separate fund in the manner provided in Article 4, or if so directed by the Investment Committee, shall deliver the assets of any such separate fund to such successor trustee or trustees as shall be designated by the Company.

2.4  DISQUALIFIED PLANS.
     ------------------

     In the event that the Internal Revenue Service determines that any Plan hereunder is not a qualified plan within the meaning of (S) 401(a) of the Code, and if such Plan is not amended so as to qualify under such section within the period of time permitted by law for retroactive amendment of such Plan, then the Company shall promptly direct the Trustee to segregate the assets of such Plan pursuant to Section 2.3 above and, after making provision for the payment of taxes and expenses, if any, attributable to such Plan, either direct the Trustee to transfer such assets to a new trust established by the Company for that purpose and/or, if permitted by the Plan and under applicable law, return all or any part of such Plan to the Company or to an Affiliate.


                                  ARTICLE 3.
                                  ----------

                      PORTFOLIOS AND INVESTMENT ADVISORS
                      ----------------------------------

3.1  PORTFOLIOS.
     ----------

     The Trustee shall establish such number of Portfolios as the Investment Committee from time to time may designate, to each of which shall be allotted such assets of the Trust Fund as the Investment Committee shall designate.

3.2  INVESTMENT ADVISOR.
     ------------------

     The Investment Committee shall appoint an Investment Advisor for each Portfolio. The Investment Advisor so appointed shall have the sole power and duty to manage and direct the investment and reinvestment of the assets of such
Portfolio.   The Investment Advisor shall issue instructions to the Trustee in writing, by facsimile, by electronic media or orally (to be followed promptly by written confirmation) or in such manner as shall be agreed upon between the Investment Advisor and the Trustee, subject to such guidelines and restrictions as may be contained in the Plans, this Master Trust Agreement or any separate agreement between the Investment Committee and such Investment Advisor.

3.3  COMMON, COLLECTIVE OR COMMINGLED FUNDS.
     --------------------------------------

     In the event that an Investment Advisor appointed hereunder is a bank or trust company, the Investment Committee shall have full authority and discretion to authorize such Investment Advisor to invest and reinvest all or any part of its Portfolio in any common, collective or commingled trust fund maintained by it as trustee for the investment of assets of trusts under plans which are qualified under (S) 401 (a) of the Code and exempt from taxation under (S) 501 (a) of the Code. The Trustee is authorized to enter into any and all agreements necessary to accomplish these investments. The Trustee shall have no liability for assets held in a common, collective, or commingled fund (other than its own) invested in accordance with this Section 3.3.

3.4  COMPANY STOCK FUNDS.
     -------------------

     One or more of the Portfolios may consist of Company Stock and such Portfolio or Portfolios will occasionally be referred to in this Agreement as a "Company Stock Fund" or the "Company Stock Funds". Unless the Investment Committee directs otherwise, the Investment Committee will be the Investment Advisor for such Portfolio or Portfolios. Pursuant to, and to the extent provided in, Sections 4.5 and 4.6 of this Agreement and the provisions of any applicable Plan, the Investment Committee hereby assigns to the Trustee the responsibility for voting proxies and tendering Company Stock. In performing its duties with respect to a Company Stock Fund, the Trustee shall maintain the strict confidentially of any instructions received from Covered Individuals in accordance with the provisions of each relevant Plan.

3.5  REMOVAL OR RESIGNATION.
     ----------------------

     Upon removal or resignation of an Investment Advisor, and pending appointment of a substitute Investment Advisor, the Trustee shall invest any uninvested cash in interest bearing obligations having maturities of ninety days OR. less, or in a common, collective or commingled fund comprised substantially of such obligations, and shall not sell or liquidate any investments of the Portfolio.

3.6  ASSUMED INVESTMENT RESPONSIBILITY.
     ---------------------------------

     The Investment Committee, by giving written notice to the Trustee, may assume investment responsibility for a Portfolio or for assets held in any cash account maintained by the Trustee. With respect to assets or Portfolios over which the Investment Committee has assumed investment responsibility, the Trustee, acting only as directed by the Investment Committee, shall enter into such agreements (including any agreement entering into a limited partnership, a subtrust or a participation in real estate funds) as are necessary to facilitate any investment. The Trustee shall not make any investment review of, or consider the propriety of holding or selling, or vote any assets over which the Investment Committee has assumed investment responsibility.

3.7  INVESTMENT POWERS
     -----------------

     With respect to each Portfolio, the Investment Advisor thereof (or with respect to those assets or a cash account over which the

Investment Committee has assumed investment responsibility, the Investment Committee) shall have the investment powers granted to the Trustee under Sections 4.2 and 4.3, as limited by the agreement between the Investment Committee and the Investment Advisor, as if all references therein to the Trustee referred to the Investment Advisor (or Investment Committee).

3.8  ALLOCATION OF GAINS OR LOSSES.
     -----------------------------

     The income, expenses, gains, losses and investment appreciation or depreciation with respect to a Portfolio shall be allocated to the Plan Accounts of those Plans that have an interest in such Portfolio in accordance with such written and nondiscriminatory rules and procedures as may be established by the Trustee and approved by the Investment Committee from time to time. Unless the Investment Committee indicates otherwise, each Plan shall have a proportional interest in each Portfolio.

3.9  PARTICIPANT DIRECTED INVESTMENTS.
     --------------------------------

     If the terms of a Plan so permit, each Covered Individual in such Plan may direct the investment of his accounts in any Portfolio established hereunder, all in accordance with the provisions of the relevant Plan. The Investment Committee or its designee shall inform the Trustee of the investment directions of the Covered Individual made in accordance with the terms of such Plan, and the Trustee shall transfer assets between and among the Portfolios to the extent necessary to effectuate such instructions in accordance with the Plans. The Trustee shall not be liable for any loss resulting from such investments as are authorized and directed by the Covered Individual or by the Investment Committee pursuant to the directions of Covered Individuals.


                                  ARTICLE 4.
                                  ----------

                       POWERS AND DUTIES OF THE TRUSTEE
                       --------------------------------

4.1  GENERAL POWERS.
     --------------

     Pursuant to the terms of this Master Trust Agreement and ERISA, the Trustee shall hold, manage as directed, care for and protect the assets of the Trust Fund. The Trustee shall maintain appropriate auditing and security safeguards for the assets of the Trust Fund.

4.2  SPECIFIC DUTIES.
     ---------------

     The Trustee shall have the following duties in respect of each Portfolio, subject to the direction of the Investment Committee or an Investment Advisor:

     (a) to receive and deliver securities and cash from and to purchasers, sellers, brokers and their agents in accordance with the instructions of the Investment Advisor;

     (b) to collect interest and dividends, and the principal of called or matured securities;

     (c) to invest cash automatically in a short-term investment common trust fund maintained by the Trustee, a commercial paper pooled note or such other short-term instrument;

     (d) to buy and sell fractional shares and rights as instructed by the Investment Advisor;

     (e) to give the Investment Advisor timely advice of each transaction affecting the Portfolio, in writing, electronically, or by such other means as may be mutually acceptable to the Trustee and the Investment Advisor;

     (f) to render to the Investment Committee, and to the Investment Advisor, such reports as the Investment Committee may from time to time require, including a monthly valuation of each Portfolio, reports of transactions, capital gains and losses, dividends, interest income, stock dividends, splits, rights, offerings, calls on bonds, bonds maturing, quarterly investment review valuation reports and annual summary accounting reports;

     (g) to credit dividends and interest to the account of the Portfolio when received, and process any required claims for such items;

     (h) to cause securities to be reregistered in a manner satisfactory to the Trustee; and

     (i) to forward to the investment advisor proxy statements and other notices received.

4.3  OTHER POWERS OF THE TRUSTEE.
     ---------------------------

     Subject to the provisions of Article 3 and Section 4.2, and the directions of the Investment Committee or an Investment Advisor, the Trustee also is authorized and empowered:

     (a) to sell, exchange, convey, transfer or otherwise dispose of any property held by it, by private contract or at public auction, and the person dealing with the Trustee shall not be bound to see to the application of any money or property paid or delivered to the Trustee in connection with any such sale or other disposition, or to inquire into the validity or propriety of any such sale or other disposition;

     (b) to exercise the voting rights of any stocks, bonds or other securities except that the Trustee shall not vote or tender any Company Stock or other employer securities to which any Covered Individual is entitled to direct the vote under any Plan except in accordance with the instructions of the Covered Individual and the provisions of the Plan; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options and to make any payments incidental thereto; to consent to or otherwise participate in corporate reorganizations or other changes affecting corporate securities and to delegate discretionary powers and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities or other property held in the Trust Fund;

     (c) to make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

     (d) to register any security held in the Trust Fund administered hereunder in its own name or in the name of a nominee and to hold any security in bearer form, but the books and records of the Trustee shall at all times show that all such securities are part of the trust administered hereunder;

     (e) to employ suitable agents and counsel and to pay their reasonable expenses and compensation;

     (f) to compromise, arbitrate or otherwise adjust, settle or defend claims in favor of or against the trust administered hereunder;

     (g) to lend stock certificates or other securities held by the Trustee to a broker-dealer registered under the Securities Exchange Act of 1934 or to a bank and invest the collateral provided by such borrower pursuant to a written agreement with the Investment Committee which satisfies the requirements of Department of Labor Prohibited Transaction Exemption 81-6 or any successor or additional exemption;

     (h) to write options against any securities or other property held by the Trustee or other forms of options directly related to any such options outstanding as directed by the Investment Advisor;

     (i) to invest in financial futures, to establish accounts with futures commission merchants, to transfer assets to such futures commission merchants, and to execute any and all documents or instruments and perform any and all other acts necessary or appropriate to invest in financial futures as directed by the Investment Advisor;

     (j) to invest in savings accounts or certificates of deposit including those of the Trustee;

     (k) to invest, reinvest, or hold all or any part of a Portfolio in "qualifying employer securities" or "qualifying employer real property", as such terms are defined in Section 407(d) of ERISA;

     (1) to lend money to Plan participants in accordance with the provisions of a Plan;

     (m) to invest all or any part of a Portfolio in any common, collective or commingled fund maintained by a bank, specifically including but not by way of limitation, the Plan of Wachovia Corporation Diversified Funds for Retirement Trusts for the investment of assets of trusts for plans which are qualified under (S) 401(a) and the trust is exempt from tax under (S) 501(a) of the Code; during such period of time as an investment exists in such common, collective or commingled trust, the trust document establishing such trust shall constitute a part of this Master Trust; and

     (n) to perform every act in the management of the Trust Fund that individuals may perform in the management of like property owned by them free of any trust and to exercise every power with respect to each item of property in the Trust Fund, real and personal, which individual owners of like property can exercise.

No enumeration of specific powers herein shall be construed as a limitation on the general powers of the Trustee.

4.4  EMERGENCIES AND DELEGATES.
     -------------------------

     In case of any emergency, the Trustee may act in the absence of directions from the Investment Advisor having the power and duty to direct the Trustee with respect to the matter involved and shall incur no liability in so acting except to the extent it fails to comply with the requirements of ERISA.

     By written notice to the Trustee, the Administrator, any Investment Advisor or the Investment Committee may authorize the Trustee to act on matters in the ordinary course of the business of the Trust or on specific matters upon the signature of its delegate.

4.5  TRUSTEE ACTIONS DURING TENDER OFFER.
     -----------------------------------

     In the event of any transaction involving one or more offers to purchase Company Stock which is evidenced by the filing of a Statement on Schedule 14D-l with the Securities and Exchange Commission ("SEC") or any other similar transaction (such transaction referred to herein as a "Tender Offer" and the date of filing with the SEC referred to herein as the "Filing Date"), paragraphs (a) through (j) shall apply:

     (a) Notwithstanding anything in the Plan to the contrary, after the Filing Date --

          (i) No option to receive cash instead of Company Stock under any of the Plans' distribution provisions shall be honored unless the Administrator otherwise directs, and the Company Stock portion of any distribution shall be limited to amounts of Company Stock credited, on or before the Filing Date, to the accounts of the Covered Individual in question; and

          (ii) No participant election to invest additional amounts in a Company Stock Fund shall be honored after the Filing Date. The portion of any account which otherwise would have been invested in a Company Stock Fund shall instead be invested in a fixed income fund as directed by the Investment Committee.

     (b) The Company shall promptly, and at its own expense, engage the services of an Outside Independent Plan Administrator ("OIPA") experienced in administration of like plans. The OIPA shall, on a standby basis, perform those functions (and only those functions) which are set forth in paragraphs (c) through (h) and which are necessary to preserve the strict confidentiality of
(i) the instructions received from Covered Individuals by the Trustee and (ii) any other information which would reveal whether or not a Covered Individual's accounts' proportionate share of a Company Stock Fund (such proportionate share of any Company Stock Fund referred to herein as his "Company Stock Share") has or has not been tendered.

     (c) (i) the trustee shall seek by mail confidential written instructions from each Covered Individual as to whether his Company Stock Share should be tendered pursuant to the Tender Offer.

          (ii) The Trustee shall distribute to each such Covered Individual, as soon as possible after the Filing Date, copies of all relevant material filed with the SEC with respect to the Tender Offer. The Trustee shall request that the filing party pay the reasonable expenses of the Trustee in connection therewith. The Trustee shall have the power to require that payment for such distribution of materials be made in advance, and in any event the Trustee shall be entitled to reimbursement out of the Trust Fund for its reasonable out-of-pocket expenses for services rendered in the performance of its responsibility and duties described in this Section

     (including any expenses not reimbursed by the filing party).

          (iii) The identity of each covered individual and the amount of his Company Stock Share shall be determined from the list of Covered Individuals delivered to the Trustee by the Administrator or if an QIPA has previously been appointed under this Section and if the Administrator does not have such information because of the confidentiality rules contained herein, by that OIPA. The Administrator or QIPA, as applicable, shall take all such reasonable steps as may be necessary to provide the Trustee with information which is as current as possible.

     (d) Each Covered Individual shall be entitled to instruct the Trustee, with respect to his Company Stock Share, either

          (i) to tender all (but not less than all) of such Company Stock Share, or

          (ii) not to tender any such Company Stock Share, and the Trustee shall follow such instructions.

     (e) The Trustee shall make such follow-up efforts, through additional mailings, bulletins to be posted in areas where notices are normally posted by the Company and otherwise, as it finds to be reasonable under the time constraints and other circumstances at hand, to assure that materials referred to in paragraph (c) have been received by Covered Individuals, and obtain instructions from Covered Individuals, who have not otherwise responded to the Trustee's request for instructions. The Company shall provide full cooperation to the Trustee in this regard.

     (f) If, after the Trustee has made the follow-up effort set out in paragraph (e), a Covered Individual does not respond to the Trustee's request for instructions, the nonresponding Covered Individual shall be deemed to have made the election set out in paragraph (d) (ii).

     (g) The Trustee shall make its own investment decision, as a fiduciary, as to whether to tender the Company Stock Shares attributable to any forfeited and unreallocated accounts.

     (h) If some but less than all of the Covered Individuals' Company Stock Shares are tendered and sold or exchanged by the Trustee, the QIPA shall thereafter perform all functions with respect to all accounts as constituted on or after the Filing Date. Records and administration for all contributions after the Filing Date shall be maintained by the Administrator unless that duty has also been delegated to the OIPA.

     (i)  At such time as events (e.q., termination of a Plan or placement of
                                  ----
all Plan assets in investments other than Company Stock) occur which obviate the need for the OIPA in order to preserve confidentiality, the services of the OIPA shall be terminated and, to the extent necessary to preserve confidentiality, its records relating to the Plan shall be destroyed.

     (j) The proceeds of the sale of any Company Stock sold by the Trustee pursuant to an instruction from a Covered Individual in accordance with paragraph (d) (i) shall be invested in accordance with the provisions of the relevant Plan.

4.6  TRUSTEE POWERS WITH RESPECT TO TENDER OFFER.
     -------------------------------------------

     Except as provided in Section 4.5(g), the Trustee's functions under
Section 4.5 are and shall be solely custodial and ministerial. The Trustee shall have no powers or duties with respect to a Tender Offer except as expressly set forth in Section 4.5 and specifically shall have no power or duty --

     (a) to manage or to control the assets of the Plan in connection with any Tender offer (except as provided in Section 4.5(j));

     (b)  to evaluate any Tender Offer;

     (c) to advise any Participant, as to the fairness or other features of a Tender Offer;

     (d) to tender or vote any Company Stock held under a Plan, except as instructed by Covered Individuals; or

     (e) to monitor or police the activities of the tendering entity or the Company in promoting or resisting any Tender Offer; provided, however, that if the Trustee becomes aware of any such activity which reasonably appears to the Trustee to be coercive or misleading in any material way, the Trustee shall promptly demand that the offending party take appropriate corrective action.
The Trustee shall, in the event of refusal or failure of such party to take such corrective action as the Trustee reasonably finds appropriate, communicate with Covered Individuals as to the matter.

4.7  GROUP ANNUITIES.
     ---------------

     When and to the extent directed by the Investment Committee, the Trustee shall invest all or a portion of the Trust Fund in a group annuity or guaranteed investment contract issued by a legal reserve life insurance company. The Trustee may request and the Company shall provide an enforceable indemnification against any losses, damages or expenses (including legal fees and expenses of defense) incurred by the Trustee with respect to such investment,

4.8  GENERAL DUTIES.
     --------------

     Notwithstanding any other provisions of this Master Trust Agreement, the Trustee shall have the responsibility of discharging its duties with respect to the Trust Fund solely in the interest of the Covered Individuals and for the exclusive purpose of providing benefits under the Plans and defraying the reasonable expense of administering the Trust Fund. The Trustee shall exercise the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. Moreover, the Trustee, to the extent it is responsible for investment of the Trust Fund, shall diversify such investments so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so, and shall administer the Trust Fund in accordance with the terms and provisions of this Master Trust Agreement insofar as this Master Trust Agreement is consistent with the provisions of applicable law.

4.9  GLOBAL CUSTODY.
     --------------

     The Trustee shall have no discretion, duty or responsibility with respect to the selection or supervision of foreign investments, including the qualification of such investments as appropriate for the Trust Fund and shall have no liability for the performance of such investments.

     The Trustee may utilize the services of a depository, sub-custodian, other agents or sub-agents with respect to the custody and processing of foreign investments. Such depository, sub-custodian and/or other agents or sub-agents may be located in countries other than the United States and may in turn employ additional sub-custodians and/or other agents and sub-agents who may be located in countries other that the United States. At all times, Trustee shall maintain the assets with an indicia of ownership in the United States.

     The Trustee shall bear no risk with respect to investment in foreign securities related to investing in securities or the holding of cash denominated in a currency other than that of the United States.

     The Trustee shall not be liable for any action taken, or any failure to take any action required to be taken hereunder or otherwise to fulfill its obligations hereunder (including without limitation the failure to receive or deliver securities or the failure to receive or make any payment) in connection with foreign investments in the event and to the extent that the taking of action or such failure arises out of or is caused by any cause whatsoever beyond its reasonable control.

     The Trustee shall exercise reasonable care in the selection and retention of a depository, sub-custodians and/or other agents and sub-agents, but if the Trustee has exercised reasonable care it shall otherwise have no responsibilities for the performance of such depository, sub-custodians and/or other agents and sub-agents with respect to foreign investments. In the event of claim or loss with respect to foreign investments, the Trustee will exercise reasonable efforts to effect a recovery but does not guarantee the results. The cost and expense of its efforts will be charged to the Master Trust. In no event will the Trustee be liable for any claim or loss or related expense in connection with the investment, custody and processing of foreign securities in the absence of negligence or misconduct on the part of the Trustee itself.

4.10 DISTRIBUTIONS.
     -------------

     The Trustee shall make distributions from the Trust Fund to such persons, in such amounts, at such time and in such manner as the appropriate Administrator from time to time shall direct in writing or in such other manner as the parties may mutually agree. The Trustee shall have no responsibility (i) to ascertain whether any direction received by the Trustee from an Administrator in accordance with the preceding sentence is proper and in compliance with the terms of a Plan or, (ii) to see to the application of any distribution. The Trustee shall not be liable for any distribution made in good faith without actual notice or knowledge of the changed condition or status of any recipient. If any distribution made by the Trustee is returned unclaimed, the Trustee shall notify the Administrator and shall dispose of the distribution as the Administrator shall direct.

4.11 CASH RESERVES.
     -------------

     Notwithstanding the provisions of Article 3, upon direction of the Investment Committee, the Trustee shall retain all or any portion designated by the Investment Committee of the cash distributions received under the Plan to meet anticipated requisitions or orders of the Investment Committee, and shall invest such contributions temporarily in the manner referred to in
Section 4.2(c).


                                  ARTICLE 5.
                                  ----------

                  CERTAIN DUTIES OF THE INVESTMENT COMMITTEE
                  ------------------------------------------

5.1  GENERAL.
     -------

     The Investment Committee shall:

     (a) anticipate the need for cash distribution pursuant to the terms of the Plan and make such arrangements with each Investment

Advisor and the Trustee, or otherwise, as may be needed to provide cash sufficient to satisfy such need;

     (b) designate one or more individuals who shall have authority to give and receive communications on behalf of the Investment Committee;

     (c) cause each Investment Advisor to confirm oral instructions given to the Trustee immediately thereafter in writing, electronically or in such other manner as is mutually acceptable to the Trustee and the Investment Advisor;

     (d) establish investment guidelines for the Trust Fund as a whole and for each Portfolio so that investments are diversified to minimize the risk of large losses, unless it is prudent not to do so under the circumstances, and

     (e) designate the Investment Advisor, Trustee or other proper party to exercise the voting rights of any stocks, bonds or other securities held in the Trust. Unless the Investment Committee reserves to itself or assigns to the Trustee the power to exercise such voting rights, all voting rights will be exercised by the Investment Advisor. Such reservation or assignment shall be made in the agreement appointing the Investment Advisor or in an addendum or amendment thereto.

5.2  FIDUCIARY STANDARDS.
     --------------------

     The Investment Committee shall exercise all of its duties hereunder in accordance with the fiduciary standards of ERISA.


                                  ARTICLE 6.
                                  ----------

                              TRUSTEE ACCOUNTING
                              ------------------

6.1  GENERAL TRUSTEE RESPONSIBILITIES.
     --------------------------------

     The Trustee shall maintain accounts of all receipts and disbursements, including contributions, distributions, purchases, sales and other transactions of the Trust Fund. The accounts, and the books and records relating thereto, shall be open to inspection and audit at all reasonable times by any person or persons designated by the Investment Committee or entitled thereto under ERISA.

6.2  PERIODIC REPORT.
     ---------------

     Within thirty (30) days after the close of each fiscal year of the Trust Fund and of any other period agreed upon by the Trustee and the Investment Committee, the Trustee shall render to the Investment Committee a statement of account for the Trust Fund for the period commencing with the close of the last preceding period and a list setting forth, as of the close of the current period, each asset of the Trust Fund and its cost and fair market value. The Trustee shall determine fair market value for each asset; provided, however, the Trustee shall rely conclusively upon the determination of the issuing insurance company with respect to the fair market value of each insurance contract and, when the Trustee determines that an asset does not have a readily ascertainable fair market value, the Trustee may rely upon the Investment Advisor of the Portfolio to which such asset is allocated with respect to the determination of the fair market value of such asset, and the Trustee shall have no responsibility with respect thereto.

6.3  APPROVAL OF ACCOUNTING.
     ----------------------

     An accounting of the Trustee may be approved by the Investment Committee by written notice delivered to the Trustee or by failure to object to the accounting by written notice delivered to the Trustee within six (6) months of the date upon which the accounting was delivered to the Investment Committee. The approval of an accounting shall constitute a full and complete discharge to the Trustee as to all matters set forth in that accounting as if the accounting had been settled by a court of competent jurisdiction in an action or proceeding to which the Trustee, the Company and the Investment Committee were parties. In no event shall the Trustee be precluded from having its accountings settled by a judicial proceeding. Nothing in this Section shall relieve the Trustee of any responsibility, or liability for any responsibility, under ERISA, including, without limitation, any responsibility or liability arising from the misfeasance or malfeasance of the Trustee.


                                  ARTICLE 7.
                                  ----------

                              TRUSTEE SUCCESSION
                              ------------------

7.1  RESIGNATION AND REMOVAL.
     -----------------------

     The Trustee may resign at any time by giving written notice to the Investment Committee, or the Investment Committee may remove the Trustee at any time by giving written notice to the Trustee. Any such resignation or removal shall be effective thirty (30) days after the date of the Trustee's resignation or receipt of the notice of removal or at such earlier date as the Trustee and the Investment Committee may agree.

7.2  SUCCESSOR TRUSTEE.
     -----------------

     In the case of the resignation or removal of the Trustee, the Investment Committee shall within thirty (30) days appoint a successor Trustee, who shall qualify as such by delivering a written acceptance of the terms of the Master Trust Agreement to the Company, the Employers, the Investment Committee and the retiring Trustee. As soon as practicable thereafter, the retiring Trustee shall deliver the assets of the Trust Fund to the successor Trustee but may reserve such reasonable amount as the Trustee may deem necessary for outstanding and accrued charges against the Trust Fund.

     The successor Trustee, and any successor to the trust business of the Trustee by merger, consolidation or otherwise, shall have all of the powers given the originally named Trustee except those contained in Section 4.2(j). Except as otherwise provided in ERISA, no successor Trustee shall be personally liable for any act or omission of any predecessor. Except as otherwise provided in ERISA, the receipt of the assets of the Trust Fund by the successor Trustee and the approval of the Trust Fund by the successor Trustee and the approval of the Trustee's final accounting by the Investment Committee in the manner provided in Article 6 shall constitute a full and complete discharge of the Trustee.

     Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee may be a party, or any Corporation succeeding to the business of the Trustee or to which substantially all of the assets of the Trustee may be transferred, shall be the successor of the Trustee hereunder without the execution or filing of any paper and without any further action on the part of the parties hereto, with like effect as if such successor trustee had originally been named trustee herein; and in any such event, and except as may be otherwise provided in ERISA, it shall not be necessary for the Trustee or any successor Trustee to give notice to any person having an interest in this Master Trust Agreement or in the Master Trust hereby created or in any of' the property held by the Trustee hereunder and the requirements of any and all statutes and laws (other than ERISA) that notice shall be given by the Trustee in any such case are hereby waived.


                                  ARTICLE 8.
                                  ----------

                                 MISCELLANEOUS
                                 -------------

8.1  WRITTEN DIRECTIONS
     ------------------

     Any action required to be taken by the Company or any Affiliate shall be by resolution of its Board of Directors or by written direction of such one or more of its officers or agents as shall be designated by resolution of its Board of
Directors to act for the company or affiliate.   The trustee may rely upon a
certified copy of such a resolution filed with the trustee and shall have no responsibility for any action taken by the trustee in accordance with any such resolution or direction.

     The Company shall certify to the Trustee the names of the Administrators and of the Investment Committee acting from time to time, and the Trustee shall not be charged with knowledge of a change in the Administrators or in the membership of the Investment Committee until so notified by the Company. Any action required to be taken by the Administrators or the Investment Committee shall be by written direction of such one or more of its members as shall be designated to act. The Trustee may rely upon an instrument of designation signed by the Administrators or the Investment Committee as provided and filed with the Trustee and shall have no responsibility for any action taken by the Trustee in accordance with any such written direction.

8.2  ADVICE OF LEGAL COUNSEL.
     -----------------------

     The Trustee may consult with legal counsel, who also may be counsel for the Company, with respect to its responsibilities under this Master Trust Agreement and shall be fully protected in acting or refraining from acting in reliance upon the written advice of the Company's legal counsel.

8.3  SCOPE OF TRUSTEE RESPONSIBILITIES.
     ---------------------------------

     In no event shall the terms of any Plan, either expressly or by implication, be deemed to impose upon the Trustee any power or responsibility other than those set forth in this Master Trust Agreement or in ERISA. The Trustee may assume, until advised to the contrary, that each Plan and the Trust Fund is qualified under (S)401(a) and exempt from taxation under (S)501(a) of the Code. The Trustee shall be accountable for contributions made to a Plan and included among the assets of the Trust Fund but shall have no responsibility to determine whether the contributions comply with the provisions of the Plan or ERISA.

8.4  PARTIES TO JUDICIAL ACTIONS.
     ---------------------------

     In any judicial proceeding to settle the accounts of the Trustee, the Company and the Investment Committee shall be the only necessary parties. In any other judicial proceeding with respect to the Trustee or the Trust Fund, the Trustee, the Company and each affected Employer shall be the only necessary parties. No Covered Individual shall be entitled to any notice of process. A final judgment in any such proceeding shall be binding upon the parties to the proceeding and all Covered Individuals.

8.5  TRUSTEE FEES AND EXPENSES.
     -------------------------

     The expenses incurred by the Trustee in the performance of its duties, including fees for legal services rendered to the Trustee, such compensation to the Trustee as may be agreed upon in writing from time to time by the Investment Committee and the Trustee, and all other proper charges and disbursements of the Trustee, shall be paid from the assets of the Trust Fund unless the Company in its discretion chooses to pay such expenses from its assets or unless otherwise specifically provided in a Plan; provided, however, the foregoing is not intended to preclude the Company from paying other proper expenses of administering and operating the Plan and obtaining reimbursement from the assets of the Trust Fund. All taxes of any nature whatsoever that may be imposed under existing or future laws upon or in respect of the Trust Fund or the income therefrom shall be paid from the Trust Fund.

8.6  ALLOCATION OF FIDUCIARY RESPONSIBILITY.
     --------------------------------------

     The Company and the Affiliates have allocated fiduciary responsibility among various persons in accordance with the terms of the Plans and this Master Trust Agreement. Except with respect to such fiduciary responsibility as is allocated to the Trustee, the Trustee shall have no responsibility for any error or loss that may result by reason of the exercise or non-exercise of that fiduciary responsibility by the person to whom it is allocated.

     The Company shall indemnify the Trustee, directly from the Company's own assets (including the proceeds of any insurance policy the premiums of which are paid from the Company's own assets), from and against any and all claims, demands, losses, damages, expenses (including, by way of illustration and not limitation, reasonable attorneys' fees and other legal and litigation costs), judgments and liabilities arising from, out of, or in connection with the actions or omissions of the Company, any Affiliate, the Administrators, the Investment Committee, the Investment Advisors, or any other fiduciary appointed by any of the foregoing, expect when determined to be due to the Trustee's negligence or willful misconduct and only to the extent consistent with ERISA.

8.7  EXCLUSIVE PURPOSE RULE.
     ----------------------

     No part of the Trust Fund shall be diverted to any purpose other than the exclusive benefit of the Covered Individuals or, except as otherwise permitted under the affected Plan and ERISA, shall be remitted to the Company or an Affiliate.

8.8  PARTIES' RELIANCE.
     -----------------

     Any person dealing with the Trustee shall have no obligation to see to the application of any money paid or property delivered to the Trustee or to inquire into the provisions of this Master Trust Agreement of any Plan or into the Trustee's authority thereunder or compliance therewith. Any such person may rely upon the statement of the Trustee that the Trustee is acting in accordance with this Master Trust Agreement.

8.9  NON-ALIENATION.
     --------------

     Except as may be permitted under any Plan or required under the Code or ERISA, no interest of a Covered Individual in the Trust Fund, any Plan or any distribution therefrom shall be subject to the claim of any creditor, any spouse for alimony or support, or others, or to legal process; and no such interest may be voluntarily or involuntarily alienated or encumbered.


                                  ARTICLE 9.
                                  ----------

                        ADOPTION OF AGREEMENT BY PLANS
                        ------------------------------

     Any qualified plan satisfying the requirements of (S)401 (a) of the Code which has been adopted and is maintained by the Company or an Affiliate may become a Plan and use the Master Trust as a funding medium, provided the Trustee and the Company approve such use. To effect such arrangement the Board of Directors of the sponsor of such a plan (or the Board of Trustees of a jointly administered collectively bargained plan) shall adopt resolutions appointing the Trustee as trustee for such plan, adopting the Master Trust Agreement and specifying that the Master Trust shall serve as the funding medium for the plan. The Company or Trustee may require any other reasonable procedures which it deems helpful as condition for such a plan to become a Plan. The name of each Plan and the date it acquires Plan status hereunder shall be set forth on Schedule A, attached hereto and made a part hereof.


                                  ARTICLE 10.
                                  -----------

                   AMENDMENT, TERMINATION AND INTERPRETATION
                   -----------------------------------------

10.1 AMENDMENT.
     ---------

     The Company reserves the right at any tine and from time to time by action of its Board of Directors or of the Investment Committee as its agent, to amend any or all of the provisions of this Agreement by notice thereof in writing delivered to the Trustee; provided, however, that no such amendment which affects the rights, duties or responsibilities of the Trustee may be made without its consent; and provided, further, that no such amendment shall authorize or permit at any time, prior to the satisfaction of all liabilities for benefits under a Plan, any part of the corpus or income of the Trust Fund with respect to such Plan to be used for or diverted to purposes other than for the exclusive benefit of Covered Individuals under such Plan and payment of expenses of such Plan.

10.2 TERMINATION OF AGREEMENT AND TRUST.
     ----------------------------------

     This Master Trust Agreement shall terminate in its entirety when there is no asset remaining in the Trust Fund.

     This Master Trust Agreement shall terminate with respect to a Plan by action of the Company or an Affiliate responsible for making contributions with respect to such Plan, by the Plan's loss of its qualified status under (S)401(a) of the Code, by the Company's sale or dissolution of the Affiliate responsible for making contributions to such Plan, or by the failure of a corporate successor to the Company to elect to become a party to this Master Trust Agreement. Upon termination with respect to a Plan, the Trustee shall distribute the portion of the Trust Fund allocated to such Plan in the manner directed by the Investment Committee (which distribution may be in cash, in kind or a combination thereof), as the Trustee and the Investment Committee shall agree; provided, the Trustee shall be entitled to prior receipt of such rulings and determinations from such administrative agencies as it may deem necessary or advisable to assure itself that the distribution directed is in accordance with law and will not subject the Trust Fund or the Trustee to liability; and, provided further, the Trustee may reserve such reasonable amount as the Trustee may deem necessary for outstanding and accrued fees, expenses and charges against the portion of the Trust Fund allocated to such Plan. Nothing herein is intended to prevent the Trustee from returning assets to the Company or an Affiliate for a proper reversion under ERISA.

10.3 GOVERNING LAW.
     -------------

     To the extent, if any, not governed by ERISA, the validity of this Master Trust Agreement shall be determined by, and this Master Trust Agreement shall be governed, administered, construed and enforced according to, the laws of the State of California. In case of any conflict between the provisions of any Plan and of this Master Trust Agreement, the provisions of such Plan shall govern.

10.4 GENERAL INTERPRETATION.
     ----------------------

     The masculine pronouns include the feminine wherever used, and the feminine include the masculine wherever used. The singular includes the plural and the plural the singular in all cases where such meanings would be appropriate. The headings of sections and subsections are included solely for convenience of reference, and in the event of conflict between such headings and the text of the Master Trust Agreement, the text shall control.

     IN WITNESS WHEREOF, the Company and the Trustee have caused their respective duly authorized officers to execute this Master Trust Agreement all as of the day and year first above written.

CALMAT CO.                                   ATTEST:

By: /s/ Paul Stanford                        By: _________________________
   ---------------------------------------
   Executive Vice President-Administration,

Title:  General Counsel & Secretary          Title: ______________________
        ----------------------------------


WACHOVIA BANK OF NORTH CAROLINA, N.A.        ATTEST:

By: /s/ [Signature illegible]                By: /s/ [Signature illegible]
   ---------------------------------------      --------------------------

Title: Vice President                        Title: Assistant Secretary
      ------------------------------------         -----------------------

                                  SCHEDULE A


            Plan Name                                       Effective Date*
            ---------                                       ---------------
  The Thrift and Profit Sharing                             July 1, 1996
  Retirement Plan and The Money Purchase
  Pension Plan for Employees of CalMat
  Co.

  The CalMat Co. Hourly Retirement Plan                     July 1, 1996
  and Hourly Savings Plan


*Effective date of participation in Master Trust.

                                  SCHEDULE A

PLAN NAME                                   EFFECTIVE DATE*
---------                                   ---------------
THE THRIFT AND PROFIT SHARING                JULY 1, 1996
RETIREMENT PLAN AND THE MONEY PURCHASE
PENSION PLAN FOR EMPLOYEES OF CALMAT CO.

THE CALMAT CO. HOURLY RETIREMENT PLAN       JULY 1,1996
AND HOURLY SAVINGS PLAN

THE CALMAT CO. BARGAINING UNIT              JULY 1, 1996
RETIREMENT PLAN.

*Effective date of participation in Master Trust.

                            CALIFORNIA ALL-PURPOSE

                                ACKNOWLEDGMENT
--------------------------------------------------------------------------------


State of California           )
County of Los Angeles         )

On June 28, 1996, before me, Maureen A. Bayon, A Notary Public, personally appeared Paul Stanford - Executive Vice President,

[x]  personally known to me

     OR

[_]  proved to me on the basis of satisfactory evidence

to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


WITNESS my hand and official seal.                [Notary Seal]


/s/ Maureen A. Bayon
---------------------------
Signature of Notary